UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004

King Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation)	0—24425 (Commission File Number)	54-1684963 (IRS Employer Identification Number)

501 Fifth Street, Bristol, Tennessee (Address of principal executive offices)	37620 (Zip Code)

Registrant’s telephone number, including area code: 423-989-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 2.02. Results of Operations and Financial Condition

     Furnished as Exhibit 99.1 is a copy of the earnings release of King Pharmaceuticals, Inc. for the quarter ended September 30, 2004, which was issued on October 28, 2004.

     Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

     The following exhibit is furnished pursuant to Item 2.02, is not considered “filed” under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any of the previous or further filings of King Pharmaceuticals, Inc. under the Securities Act of 1933, as amended, or the Exchange Act:

Exhibits:

Exhibit
Number	Description of Exhibit
99.1	Press Release of King Pharmaceuticals, Inc. dated October 28, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2004	KING PHARMACEUTICALS, INC.

	By:	/s/ James R. Lattanzi
James R. Lattanzi
Chief Financial Officer